United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 17, 2015

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California 94080

(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code:          (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of FNB Bancorp was held on June 17, 2015. Three proposals were submitted to a vote of the shareholders, as follows:

            a)      Election of nine Directors to serve for the year 2015.

            b)      Ratification and approval of an amendment of the FNB Bancorp 2008 Stock Option Plan.

            c)      Ratification of the appointment of Moss Adams LLP to serve as independent auditors for the fiscal year of 2015.

The results of the voting are described on Exhibit 99.01 to this report and incorporated here by reference. The nine nominees for Director (all incumbents) were elected; the amendment of the FNB Bancorp 2008 Stock Option Plan was ratified and approved; and the appointment of Moss Adams LLP as auditors for 2015 was ratified and approved.

Item 9.01 Financial Statements and Exhibits.

            d)      Exhibits

                      99.01 Results of voting at the Annual Meeting of FNB Bancorp shareholders held on June 17, 2015.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: June 19, 2015.	By: /s/ David A. Curtis
David A. Curtis
Senior Vice President and
Chief Financial Officer